EXHIBIT 99.1
COCONUT PALM ACQUISITION CORP.
ANNOUNCES REGISTRATION STATEMENT RELATING TO ITS PROPOSED BUSINESS
COMBINATION WITH EQUITY BROADCASTING CORPORATION DECLARED EFFECTIVE
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 29, 2007
BOCA RATON, FLORIDA, March 16, 2007 — Coconut Palm Acquisition Corp. (OTC Bulletin Board: CNUT) announced today that its Registration Statement on Form S-4, containing a definitive proxy statement/prospectus, relating to its proposed business combination with Equity Broadcasting Corporation (“EBC”) has been declared effective by the Securities and Exchange Commission.
Coconut Palm’s special meeting of stockholders will be held on March 29, 2007 at 10:00 a.m. eastern time, at the offices of Coconut Palm located at 595 South Federal Highway, Suite 500, Boca Raton, Florida 33432. Stockholders of record as of March 7, 2007 will be invited to attend the special meeting and vote on the proposals relating to the merger with EBC as disclosed in the proxy statement/prospectus filed with Coconut Palm’s Registration Statement on Form S-4.
About Coconut Palm Acquisition Corp.
Coconut Palm Acquisition Corp. is a blank check company that was formed for the specific purpose of consummating a business combination. Coconut Palm raised net proceeds of approximately $64 million through its initial public offering consummated in September 2005 and has dedicated its time since the offering to seeking and evaluating business combination opportunities.
Coconut Palm and EBC have entered into an agreement and plan of merger, as amended, pursuant to which EBC will merge with and into Coconut Palm with Coconut Palm as the surviving company, subject to the approval of the shareholders of both companies and regulatory approval, among other closing conditions. Following completion of the merger, Coconut Palm will change its name to Equity Media Holdings Corporation or a similar name.
About Equity Broadcasting Corporation
EBC is one of the largest owners and operators of television stations in the United States, as well as one of the largest, centralized distribution platforms for Spanish-language television stations in the United States, according to BIA Financial Network, Inc. EBC stations currently cover 25.51% of the U.S. population in 42 markets, according to Nielsen Research.
EBC is a growing broadcaster with multiple sources of revenue and value through its Broadcast Station Group, Broadcast Services Division and Spectrum Holdings Division. EBC’s proprietary C.A.S.H. System provides centralized content distribution services it considers unique within the industry.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this press release include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: difficulties encountered in integrating merged businesses; uncertainties as to the timing of the merger; approval of the transaction by the stockholders of the companies; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; and the competitive environment in the industry of the combined entity and competitive responses to the proposed merger. Actual results may differ materially from those contained in the forward-looking statements in this press release. Coconut Palm and EBC undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.
Not a Proxy Statement
This press release is not a proxy statement or a solicitation of proxies from the holders of common stock of Coconut Palm Acquisition Corp. and does not constitute an offer of any securities of Coconut Palm Acquisition Corp. for sale. Any solicitation of proxies will be made only by the definitive proxy statement of Coconut Palm Acquisition Corp. that will be mailed to all stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT WILL BE MAILED TO ALL STOCKHOLDERS OF RECORD BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT COCONUT PALM ACQUISITION CORP. AND EQUITY BROADCASTING CORPORATION.
Information concerning Coconut Palm’s directors and executive officers is set forth in the Coconut Palm’s documents filed with the Securities and Exchange Commission (available at http://www.sec.gov). Stockholders may obtain more detailed information regarding the direct and indirect interests of Coconut Palm and its directors and executive officers in the merger by reading the definitive proxy statement regarding the merger, which is filed with the SEC.
Questions and inquiries for further information may be directed to Mario B. Ferrari, Vice President of Coconut Palm. He can be reached via telephone at (561) 955-7300.